                                 EXHIBIT 10

                  Consent of Sutherland, Asbill & Brennan

              [SUTHERLAND, ASBILL & BRENNAN L.L.P. LETTERHEAD]



                               April 21, 1997



Board of Trustees
FBL Variable Insurance Series Fund
5400 University, Avenue
West Des Moines, Iowa 50266


            RE:  FBL VARIABLE INSURANCE SERIES FUND
                 FILE NO. 33-12791

Gentlemen:


            We hereby consent to the reference to our name as legal counsel in the Prospectus and the Statement of Additional Information, filed as part of the Post-Effective Amendment No. 14 to the N-1A Registration Statement for the FBL Variable Insurance Series Fund. In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.


                               Very truly yours,


                               SUTHERLAND, ASBILL & BRENNAN, L.L.P.


                               BY:  /s/ Stephen E. Roth
                                   -------------------------------------------
                                       Stephen E. Roth